UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2009
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “expect,” “believe,” and similar words. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements Such risks, uncertainties and other factors include, among other matters, the uncertainties inherent in oil and gas activities; the effects of the Company’s impaired financial condition; the effects of actions by third parties including creditors and government officials; fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q previously filed with the Securities and Exchange Commission; the effects of the Chapter 11 filing on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in the Chapter 11 case and the outcome of any such proceedings in general; the length of time the Company will operate under the Chapter 11 proceeding; the risks associated with third party motions in the Chapter 11 proceeding, which may interfere with the Company’s ability to consummate the plan of reorganization; the potential adverse effects of the Chapter 11 proceeding on the Company’s liquidity or results of operations; continued compliance with conditions for funding under the secured credit facility obtained to fund the Company while in the Chapter 11 proceeding; the ability to execute the Company’s business and restructuring plan; management of cash resources; restrictions imposed by, and as a result of, the Company’s substantial leverage; increased legal costs related to a bankruptcy case and other litigation and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees.
The Company does not intend to review, revise, or update any particular forward-looking statements in light of future events.
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
The information set forth under Item 1.03 “Bankruptcy or Receivership” is incorporated herein by reference.
Item 1.03 Bankruptcy or Receivership.
As previously disclosed in the Current Report on Form 8-K filed on October 28, 2009 by CanArgo Energy Corporation (the “Company”), on October 28, 2009, the Company filed a voluntary petition seeking relief under Chapter 11 (the “Chapter 11 Case”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Case is being administered under the caption In re CanArgo Energy Corporation, No. 09-16453.
On October 29, 2009, the Company as Debtor in Possession and Persistency (the “Lender”) entered into a Debtor-in-Possession Financing Agreement (the “DIP Credit Agreement”) and other financing documents by and between the Debtor and the Lender and by and between certain of Debtor’s direct and indirect subsidiaries and Lender, including forms of Secured Promissory Note, Security Agreement, Pledge Agreement under New York Law, Security Agreement under Guernsey Law and Subsidiary Guarantee Agreement (together with the DIP Credit Agreement, collectively, the “Financing Documents”). The Bankruptcy Court subsequently approved the DIP Credit Agreement and authorized a draw down pursuant to an Interim Financing Order.

The DIP Credit Agreement was previously summarized in the Term Sheet comprising Exhibit A to the Plan Support and Lock-Up Agreement filed as an Exhibit to the Company’s Current Report on Form 8-K filed on October 28, 2009, and the Company also disclosed that the DIP Credit Agreement provides for a commitment by the Lender to lend the Debtor up to $1.2 million in one or more advances, which advances may not be repaid and re-borrowed. The proceeds from the initial advance under the DIP Credit Agreement were used to repay the outstanding amount of $73,122 due under a bridge loan of up to $550,000 (under which $408,470 was drawn and partly repaid) previously provided by Persistency to CanArgo Limited, the Company’s wholly owned Guernsey subsidiary and the reimbursement of professional fees previously incurred by Persistency in the amount of $253,087 and, among other things, to provide the Company with working capital for general corporate purposes. The DIP Credit Agreement contains events of default and includes certain financial covenants. The above summary of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement and related Financing Documents, copies of which, in the form approved by the Bankruptcy Court, are attached hereto as Exhibits 10.1 through 10.6.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.03 “Bankruptcy or Receivership” is incorporated herein by reference.
Item 8.01 Other Events.
Periodic Reports
Under the Bankruptcy Code and related rules, the Company is required to file certain information and periodic reports with the Bankruptcy Court. The reports are limited in scope, cover a limited time period and will be prepared solely for the purpose of the Debtor’s compliance with the reporting requirements of the Bankruptcy Court. The financial information in the reports will not be audited or reviewed by independent registered accountants and will not be presented in accordance with generally accepted accounting principles, will be in a format prescribed by applicable bankruptcy laws and will be subject to future adjustment and reconciliation. There can be no assurance that the reports will be complete. The reports also will contain information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The reports will not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act. In addition, the income tax provision in the reports will be difficult to ascertain as a result of many factors, including, among other things, the Company’s inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company. Results set forth in the reports should not be viewed as indicative of future results.
Bankruptcy Materials
On October 28, 2009, the Company filed certain materials with the Bankruptcy Court (together with future filings with the Bankruptcy Court, the “Bankruptcy Materials”). The Bankruptcy Materials contain unaudited summary financial information relating to the Company’s assets and liabilities and operating results in the form required under the Bankruptcy Code and the rules and regulations thereunder. The Bankruptcy Materials are available to the public via the Bankruptcy Court’s Case Management/Electronic Case Filing system at http://ecf.mdb.uscourts.gov and in paper format at the following address: Bankruptcy

Clerk’s Office, U.S. Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, NY 10004-1408 (telephone number: (212) 668-2870).
The Bankruptcy Materials contain financial information that has not been and will not be audited or reviewed by independent registered accountants and is and will not be not presented in accordance with generally accepted accounting principles. The information contained in the Bankruptcy Materials has been and will be prepared in accordance with the Bankruptcy Code and the rules and regulations thereunder and was not and will not be prepared for the purpose of providing a basis for an investment decision relating to any securities of the Company. The Bankruptcy Materials also contain information for periods that are shorter or otherwise different from those required by the periodic reporting requirements of the Exchange Act, and the rules and regulations thereunder, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder. Results set forth in the Bankruptcy Materials should not be viewed as indicative of future results. There can be no assurance that the Bankruptcy Materials are complete. The Company may amend, supplement or otherwise change the information contained in the Bankruptcy Materials at a future date.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Debtor in Possession Financing Agreement
10.2	Form of Secured Promissory Note
10.3	Form of Security Agreement
10.4	Form of U.S. Pledge Agreement
10.5	Form of Guernsey Pledge Agreement
10.6	Form of Subsidiary Guarantee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: November 3, 2009	By:	/s/ Vincent McDonnell
Vincent McDonnell, President